OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
As of December 31, 2025 and 2024, other current assets within the Consolidated Balance Sheets are comprised of:

(in thousands of $)	2025	2024
Trade accounts receivable, net	392	1,404
Accrued income	26,113	19,741
Prepaid expenses	5,929	6,742
Other receivables	13,800	3,779
Total other current assets	46,234	31,666